CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350 as adopted pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Biotech Holdings Ltd. (the "Company") on Form 20-F for the year ended March 31, 2006, as filed with the Securities Exchange Commission on the date hereof (the "REPORT"), I, Robert B. Rieveley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
    (1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September __22___, 2006

/s/ Robert B. Rieveley

______________________________________

Robert B. Rieveley, President and C.E.O.

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350 as adopted pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Biotech Holdings Ltd. (the "Company") on Form 20-F for the year ended March 31, 2006, as filed with the Securities Exchange Commission on the date hereof (the "REPORT"), I, Lorne D. Brown, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
    (1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September _22__, 2006

/s/ Lorne D. Brown

______________________________________

Lorne D. Brown, C.F.O.